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                                  EXHIBIT 99.4

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                  PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Scott Kriens, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Current Report of Juniper Networks, Inc. on Form 8-K dated August 13, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Current Report on Form 8-K fairly presents in all material respects the financial condition and results of operations of Juniper Networks, Inc.


                                       By:    /s/  Scott Kriens
                                              -------------------------------
                                       Name:  Scott Kriens
                                       Title: Chief Executive Officer


I, Marcel Gani, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Current Report of Juniper Networks, Inc. on Form 8-K dated August 13, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Current Report on Form 8-K fairly presents in all material respects the financial condition and results of operations of Juniper Networks, Inc.

                                       By:    /s/  Marcel Gani
                                              -------------------------------
                                       Name:  Marcel Gani
                                       Title: Chief Financial Officer